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                                                                  EXHIBIT 10.118

                               Irrevocable Proxy
                     (Canadian Imperial Bank of Commerce)

        Canadian Imperial Bank of Commerce ("CIBC"), a Canadian bank, hereby irrevocably appoints such persons to be serving from time to time as the Chairman of the Board of Micron Technology, Inc., a Delaware corporation ("Micron"), the Chief Financial Officer of Micron, and each of them alone, as his or her true and lawful proxy and attorney-in-fact, with full power of substitution and resubstitution (i) to represent J.R. Simplot Company, a Nevada corporation (the "Company"), at the annual meetings of the stockholders of Micron to be held in 1996, 1997, 1998, 1999, 2000, 2001 and 2002, and at any
adjournment thereof, and to vote, in his or her discretion (including cumulatively, if required) 2,600,000 shares (the "Shares") of common stock, $.10 par value, of Micron held by the Company; (ii) to represent the Company at any special meeting of stockholders of Micron, and at any adjournment thereof, and to vote (including cumulatively, if required) all the Shares in his or her discretion; and (iii) to vote all the Shares in his or her discretion upon such other matter or matters which may properly come before the stockholders of Micron by written consent or otherwise.

        This Irrevocable Proxy may be exercised at any time after the date hereof and prior to June 27, 2003, except that such proxy shall expire immediately upon the termination for any reason of the dividend swap transaction contemplated by the letter agreement by and between the Company and CIBC dated June 28, 1996.

Dated: June 28,1996                         CANADIAN IMPERIAL BANK OF
                                            COMMERCE


                                            By:/s/ Eric Claus
                                               ------------------------

                                            Name: Eric Claus
                                                 ----------------------

                                            Title: Vice President
                                                  ---------------------

                                            By: /s/ Bruce J. Berger

                                            Name: Bruce J. Berger

                                            Title: Vice President